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                                  EXHIBIT 1
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                AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: February 24, 2005

                                      CITICORP VENTURE CAPITAL LTD.


                                      By: /s/ Anthony D. Mirra
                                      ------------------------------------
                                      Name:  Anthony D. Mirra
                                      Title: Vice President and Assistant
                                             Secretary

                                      CITIBANK, N.A.


                                      By: /s/ Serena D. Moe
                                      ------------------------------------
                                      Name:  Serena D. Moe
                                      Title: Assistant Secretary

                                      CITICORP


                                      By: /s/ Serena D. Moe
                                      ------------------------------------
                                      Name:  Serena D. Moe
                                      Title: Assistant Secretary

                                      CITIGROUP HOLDINGS COMPANY


                                      By: /s/ Serena D. Moe
                                      ------------------------------------
                                      Name:  Serena D. Moe
                                      Title: Assistant Secretary

                                      CITIGROUP INC.


                                      By: /s/ Serena D. Moe
                                      ------------------------------------
                                      Name:  Serena D. Moe
                                      Title: Assistant Secretary